UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: February 28, 2014

Date of reporting period: May 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

AllianceBernstein Dynamic All Market Fund

Consolidated Portfolio of Investments

May 31, 2013 (unaudited)

	Principal Amount (000)		U.S. $ Value
INFLATION-LINKED SECURITIES - 30.8%
United States - 30.8%
U.S. Treasury Inflation Index
0.125%, 4/15/16-4/15/18 (TIPS)	U.S.$	907	$946,284
1.375%, 7/15/18-1/15/20 (TIPS)		1,046	1,177,210
1.625%, 1/15/18 (TIPS)		183	205,433
1.875%, 7/15/19 (TIPS)		153	178,058
2.125%, 1/15/19 (TIPS)		141	164,297
2.50%, 7/15/16 (TIPS)		467	522,136
2.625%, 7/15/17 (TIPS)		517	597,922

Total Inflation-Linked Securities (cost $3,831,805)			3,791,340

	Shares
INVESTMENT COMPANIES - 17.7%
Funds and Investment Trusts - 17.7%
iShares Core MSCI Emerging Markets ETF (a)		17,016	837,528
iShares FTSE A50 China Index ETF		54,200	73,592
iShares MSCI EAFE Index Fund		2,610	156,809
iShares MSCI Emerging Markets Index Fund		4,599	189,525
SPDR S&P 500 ETF Trust		808	131,898
Vanguard Mid-Cap ETF		4,140	398,599
Vanguard Small-Cap ETF		4,110	389,258

Total Investment Companies (cost $2,043,078)			2,177,209

	Contracts
OPTIONS PURCHASED - PUTS - 0.3%
Options on Equity Indices - 0.3%
Best of SPX
Expiration: July 2013, Exercise Price: $ 95.00 (b)		2,500,000+	250
iShares MSCI EAFE Index Fund
Expiration: July 2013, Exercise Price: $ 60.00 (b)(c)		51	10,277
iShares MSCI Emerging Markets Index Fund
Expiration: August 2013, Exercise Price: $ 42.00 (b)(c)		91	19,246
S&P 500 Index
Expiration: July 2013, Exercise Price: $ 1,550.00 (b)(c)		4	5,440

Total Options Purchased - Puts (cost $36,804)			35,213

	Shares
SHORT-TERM INVESTMENTS - 47.9%
Investment Companies - 40.6%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.09% (d) (cost $4,998,557)		4,998,557	4,998,557

	Principal Amount (000)		U.S. $ Value
U.S. Treasury Bills - 7.3%
U.S. Treasury Bill
Zero Coupon, 6/06/13-8/29/13	U.S.$	300	$299,979
Zero Coupon, 8/15/13 (e)		600	599,966

Total U.S. Treasury Bills (cost $899,947)			899,945

Total Short-Term Investments (cost $5,898,504)			5,898,502

Total Investments Before Security Lending Collateral for Securities Loaned - 96.7% (cost $11,810,191)			11,902,264

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED - 0.4%
Investment Companies - 0.4%
AllianceBernstein Exchange Reserves - Class I, 0.07% (d) (cost $51,250)		51,250	51,250

Total Investments - 97.1% (cost $11,861,441) (f)			11,953,514
Other assets less liabilities - 2.9% (g)			359,053

Net Assets - 100.0%			$12,312,567

FUTURES

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	9	June 2013	$1,299,537	$1,276,960	$(22,577)
Australian Government 10 Yr Bond Futures	6	June 2013	694,786	702,085	7,299
Canadian Government 10 Yr Bond Futures	5	September 2013	659,127	652,472	(6,655)
DAX Index Futures	1	June 2013	259,934	269,715	9,781
Euro Stoxx 50 Index Futures	13	June 2013	450,578	465,739	15,161
Euro-Bund Futures	12	June 2013	2,247,489	2,241,445	(6,044)
FTSE 100 Index Futures	5	June 2013	488,278	495,942	7,664
FTSE/MIB Index Futures	1	June 2013	102,452	111,064	8,612
Hang Seng Index Futures	1	June 2013	143,315	142,112	(1,203)
IBEX 35 Index Futures	1	June 2013	110,063	107,596	(2,467)
Long Gilt Futures	3	September 2013	533,583	527,885	(5,698)
Nikkei 225 Index Futures	1	June 2013	141,855	132,734	(9,121)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Futures	32	June 2013	$2,439,387	$2,606,400	$167,013
S&P/TSX 60 Index Futures	1	June 2013	140,452	139,937	(515)
SPI 200 Futures	1	June 2013	120,415	116,870	(3,545)
TOPIX Index Futures	5	June 2013	501,747	550,187	48,440
U.S. T-Note 10 Yr Futures	22	September 2013	2,868,251	2,842,813	(25,438)
U.S. Ultra Bond (CBT) Futures	4	September 2013	619,719	608,500	(11,219)

					$169,488

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	AUD	80	USD	82	6/13/13	$5,715
Brown Brothers Harriman & Co.	CAD	45	USD	44	6/13/13	371
Brown Brothers Harriman & Co.	CHF	29	USD	31	6/13/13	329
Brown Brothers Harriman & Co.	EUR	392	USD	511	6/13/13	2,098
Brown Brothers Harriman & Co.	GBP	4	USD	6	6/13/13	(23)
Brown Brothers Harriman & Co.	JPY	35,332	USD	365	6/13/13	13,458
Brown Brothers Harriman & Co.	USD	79	AUD	80	6/13/13	(2,357)
Brown Brothers Harriman & Co.	USD	32	CAD	33	6/13/13	(274)
Brown Brothers Harriman & Co.	USD	96	CHF	90	6/13/13	(1,561)
Brown Brothers Harriman & Co.	USD	721	EUR	550	6/13/13	(5,957)
Brown Brothers Harriman & Co.	USD	240	GBP	157	6/13/13	(1,636)
Brown Brothers Harriman & Co.	USD	376	JPY	35,332	6/13/13	(24,201)
Brown Brothers Harriman & Co.	USD	150	NOK	855	6/13/13	(4,046)
Brown Brothers Harriman & Co.	USD	93	SEK	594	6/13/13	(3,778)
Brown Brothers Harriman & Co.	JPY	10,751	USD	107	9/17/13	(474)
Brown Brothers Harriman & Co.	USD	25	AUD	26	9/17/13	(250)
Brown Brothers Harriman & Co.	USD	33	CHF	32	9/17/13	572
Brown Brothers Harriman & Co.	USD	249	EUR	192	9/17/13	318
Brown Brothers Harriman & Co.	USD	83	GBP	54	9/17/13	(693)
Brown Brothers Harriman & Co.	USD	165	JPY	16,765	9/17/13	2,373
Brown Brothers Harriman & Co.	USD	50	NZD	62	9/17/13	(818)

						$(20,834)

CALL OPTIONS WRITTEN

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Nikkei 225 Index (c)	5,000	JPY	15,500	June 2013	$5,147	$(846)

CREDIT DEFAULT SWAPS

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
CDX NAIG-19 5 Year Index, 12/20/17*	1.00%	0.71%		$60	$904	$155	$749
Barclays Bank PLC:
CDX NAHY-20 5 Year Index, 6/20/18*	5.00	3.89		130	7,529	8,353	(824)
CDX NAIG-19 5 Year Index, 12/20/17*	1.00	0.71		60	904	130	774
Citibank, NA:
CDX EM-17 5 Year Index, 6/20/17*	5.00	2.66		20	1,946	1,656	290
CDX EM-17 5 Year Index, 6/20/17*	5.00	2.66		110	10,704	10,354	350
CDX EM-19 5 Year Index, 6/20/18*	5.00	2.70		60	7,445	7,528	(83)
CDX NAIG-19 5 Year Index, 12/20/17*	1.00	0.71		120	1,808	13	1,795
CDX NAIG-20 5 Year Index, 6/20/18*	1.00	0.80		240	2,887	1,382	1,505
iTraxx Europe-18 5 Year Index, 12/20/17*	1.00	0.94	EUR	90	547	(1,792)	2,339
iTraxx Europe-18 5 Year Index, 12/20/17*	1.00	0.94		45	273	(398)	671

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG:
CDX NAHY-19 5 Year Index, 12/20/17*	5.00	3.52		$100	$6,917	$280	$6,637
Goldman Sachs Bank USA:
CDX NAHY-19 5 Year Index, 12/20/17*	5.00	3.52		120	8,300	2,412	5,888
iTraxx Eupore Crossover-19 5 Year Index, 6/20/18*	5.00	4.23	EUR	50	2,802	3,325	(523)
iTraxx Europe Crossover-19 5 Year Index, 6/20/18*	1.00	1.03		140	255	677	(422)
Goldman Sachs International:
iTraxx Europe Crossover-18 5 Year Index, 12/20/17*	5.00	3.66		80	6,628	1,468	5,160
JPMorgan Chase Bank, NA:
CDX NAIG-17 5 Year Index, 12/20/16*	1.00	0.53		$90	1,673	(575)	2,248
CDX NAIG-17 5 Year Index, 12/20/16*	1.00	0.53		120	2,231	(597)	2,828
CDX NAIG-17 5 Year Index, 12/20/16*	1.00	0.53		110	2,045	(326)	2,371
iTraxx Europe-16 5 Year Index, 12/20/16*	1.00	0.84	EUR	120	1,174	(3,400)	4,574
iTraxx Europe-18 5 Year Index, 12/20/17*	1.00	0.94		45	274	(407)	681

					$67,246	$30,238	$37,008

*	Termination date

TOTAL RETURN SWAPS

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	EPRA/NAREIT Developed Real Estate Index Series	37	0.48%	$148	1/15/14	Deutsche Bank AG	$(11,226)

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	EPRA/NAREIT Developed Real Estate Index Series	37	0.20%	$148	3/17/14	Deutsche Bank AG	$(11,210)
Receive	EPRA/NAREIT Developed Real Estate Index Series	30	0.58%	120	4/15/14	Deutsche Bank AG	(9,103)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	6,711	0.14%	1,864	6/17/13	JPMorgan Chase Bank, NA	377
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	430	0.14%	119	6/17/13	JPMorgan Chase Bank, NA	25

							$(31,137)

(a)	Represents entire or partial securities out on loan.
(b)	Non-income producing security.
(c)	One contract relates to 100 shares.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $127,993.
(f)	As of May 31, 2013, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $182,662 and gross unrealized depreciation of investments was $(90,589), resulting in net unrealized appreciation of $92,073.
(g)	An amount of $60,000 has been segregated to collateralize exchange-traded options outstanding at May 31, 2013.
+	Represents notional amount.

Currency Abbreviation:

AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	Great British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
USD	-	United States Dollar

Glossary:

CBT	-	Chicago Board of Trade
CDX-EM	-	Emerging Market Credit Default Swap Index
CDX-NAHY	-	North American High Yield Credit Default Swap Index
CDX-NAIG	-	North American Investment Grade Credit Default Swap Index
EPRA	-	European Public Real Estate Association
FTSE	-	Financial Times Stock Exchange
NAREIT	-	National Association of Real Estate Investment Trusts
TIPS	-	Treasury Inflation Protected Security
TOPIX	-	Tokyo Price Index

AllianceBernstein Dynamic All Market

May 31, 2013 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2013:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$3,791,340		$	– 0	–	$3,791,340
Investment Companies		2,177,209		– 0	–		– 0	–	2,177,209
Options Purchased - Puts		– 0	–	34,963			250		35,213
Short-Term Investments:
Investment Company		4,998,557		– 0	–		– 0	–	4,998,557
U.S. Treasury Bills		– 0	–	899,945			– 0	–	899,945
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		51,250		– 0	–		– 0	–	51,250

Total Investments in Securities		7,227,016		4,726,248			250		11,953,514
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	38,860			– 0	–	38,860
Futures		263,970		– 0	–		– 0	–	263,970
Forward Currency Exchange Contracts		– 0	–	26,288			– 0	–	26,288
Total Return Swaps		– 0	–	402			– 0	–	402
Liabilities
Credit Default Swaps		– 0	–	(1,852)			– 0	–	(1,852)
Futures		(94,482)		– 0	–		– 0	–	(94,482)
Forward Currency Exchange Contracts		– 0	–	(47,122)			– 0	–	(47,122)
Total Return Swaps		– 0	–	(31,539)			– 0	–	(31,539)
Written Options		– 0	–	(846)			– 0	–	(846)

Total^		$7,396,504		$4,710,439			$250		$12,107,193

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.
^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Options Purchased - Puts		Total
Balance as of 2/28/13	$4,750		$4,750
Accrued discounts/ (premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(4,500)		(4,500)
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Transfers into Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/13+	$250		$250

Net change in unrealized appreciation/depreciation from investments held as of 5/31/13	$(4,500)		$(4,500)

+	There were no transfers into or out of Level 3 during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

3 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 22, 2013